Exhibit 32

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Cell Source, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the quarter ended March 31, 2024 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2024

/s/ Itamar Shimrat
Itamar Shimrat
Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial, and Accounting Officer)